Calvert

Investments that make a difference (registered trademark)

March 31, 2003

Semi-Annual Report

Calvert World Values

International Equity Fund

Table of Contents

President's Letter

1

Social Update

3

Portfolio Manager Remarks

4

Statement of Net Assets

8

Statement of Operations

17

Statements of Changes in Net Assets

18

Notes to Financial Statements

20

Financial Highlights

25

Explanation of Financial Tables

29

Dear Shareholders:

Over the last year, equity markets have continued to be weighted down by a slower economy and the threat of war followed by the reality of war in Iraq.  Against this sometimes discouraging backdrop, however, this spring we are beginning to see some encouraging signs. With the war seemingly drawing to a close, there is renewed hope for more stable markets and a safer, more peaceful world.  (To learn about Calvert's support of relief efforts promoting peace and recovery in Iraq and elsewhere, visit the Calvert website at www.calvert.com)

While we see signs for optimism, the extent of a recovery in the financial markets is of course unknown. Now, as always, the most prudent investment strategies are those that are diversified among stocks, bonds, international investments and cash.  For example, during the last 12 months, stocks, as measured by the S&P 500 Index were down almost 12%, but bond prices rose approximately 9%.  Even within the stock category, diversification paid off.  While the large cap stocks in the S&P 500 were down sharply, smaller company stocks (as represented by the Russell 2000 Index) lost just over 3% and mid-cap stocks (tracked by the S&P Midcap 400 Index) advanced by approximately 2%.

No one can predict which asset classes or investment styles will perform best in the future. It is important for shareholders, and the financial advisors who assist them, to take a long-term view of the markets and their investment strategies. The key is not to try to take advantages of temporary dips and swings in security prices, but to work towards a strategic mix of assets that will fit your lifetime goals.

We urge all of our shareholders to review their investment strategies with an experienced professional, to find out how their investments are currently positioned and determine what an appropriate long-term asset allocation might be.  Even if you have done this in the past, it makes sense to review your strategy regularly to assess the impact of market movements and to make adjustments to fit new goals and circumstances.   By maintaining a consistent strategy and investing in disciplined, well-managed funds, you can construct an investment program that will help you meet your objectives in all types of market environments.

Sincerely,

Barbara J. Krumsiek

President and CEO

Calvert Asset Management Company, Inc.

May 2003

Social

Update

Shareholder Activism

Calvert continues its success in working with our companies through shareholder activism on behalf of our various funds to push for the high standards that we, as investors, want. We filed shareholder resolutions with two pharmaceutical giants about disclosing their work around human clinical trials in developing countries. We are pleased to announce that we were able to withdraw both resolutions, as these companies agreed to be more forthcoming around their ethical codes when conducting such trials.

Progress on Electronic Waste

Last year, Calvert announced an initiative to encourage the six major US computer companies to develop recycling and product recovery goals for the 500 million computers people will discard over the next ten years. We are pleased that Dell is the first major company to commit to setting global performance goals -- and especially that Michael Dell himself is arranging a visit with Calvert to continue the dialogue.

Board Diversity

New stock exchange rules have created an opportunity to further Calvert's agenda of more diversity in board governance. Calvert is the first investor to propose model language requiring nominating and corporate governance committees to set criteria that assure diversity among their boards of directors. We sent over 600 letters and filed nine shareholder resolutions on this issue. Molex Corporation, with whom we filed a resolution, recently announced the appointment of its first woman board member.

Special Equities

Many of you are aware of our Special Equities program, which makes small private investments into promising new companies pursuing profitable approaches to sustainability in such areas as energy, health, and education. Calvert's expertise in these types of investment often encourages others to choose to invest, spurring sound economic development.

Community Investments

The Fund's community investment program continues to place about 3% of our assets into high- impact programs at below-market rates. Through the Fund's investment in the Calvert Social Investment Foundation, it supports companies such as  Opportunity International.  This micro-finance institution's mission is to provide opportunities for people in chronic poverty who have the drive and vision to establish viable businesses and transform their lives. Since its inception, Opportunity International has loaned more than $341 million and provided more than one million jobs for the poor.

For example, Martha Makoni used a $125 loan to start a variety store in front of her home in Chitungwiza, Zimbabwe. Her neat, well organized shop has attracted a good deal of business from neighbors. When another Opportunity International Trust Bank member almost went out of business because of a death in the family, all Trust Banks in the area created a Family Assistance Fund, to which members contribute $1 per year.

Calvert Still a Great Place to Work!

We're pleased to report that Calvert recently received the Great Place to Work award of the State of Maryland.

Thomas Hancock of Grantham, Mayo, Van Otterloo

Performance summary

Class A shares of the Fund outperformed MSCI's EAFE Index by 0.14% over the six-month period ending March 31, 2003. The Fund returned -2.03%, while the Index posted a total return of -2.17%.

Markets and the economy through the period

For the reporting period, the MSCI EAFE Index returned -2.17%, a loss kept relatively mild by appreciation of foreign currencies against the US dollar, which has moved as a referendum on world opinion about Iraq and suffered from the fundamentals of a declining US economy, with a record current deficit and low interest rates. Without this boost, foreign stocks would have done more poorly, with the Index returning -7.4% in local-currency terms.

The period started out quite positively for investors in global equities. After hitting a trough in early October, stocks enjoyed two strong months. The rebound was led by some of the most beaten-down stocks of the last couple of years, notably in the Technology, Media, and Telecom (TMT) and Insurance sectors.

Portfolio Statistics

March 31, 2003

Investment Performance

	6 Months	12 Months
	ended	ended
	3/31/03	3/31/03
Class A	(2.03%)	(20.99%)
Class B	(2.62%)	(22.14%)
Class C	(2.45%)	(21.89%)
Class I	(1.47%)	(20.22%)
MSCI EAFE
Index GD	(2.17%)	(23.30%)
Lipper International
Funds Avg.	(3.33%)	(24.60%)

Ten Largest Stock Holdings

% of Net Assets
Vodafone Airtouch plc	2.7%
Unilever NV	2.2%
Swisscom AG	2.2%
National Australia Bank Ltd	2.1%
Koninklijke KPN NV	2.0%
Scottish Power plc	2.0%
Mayr-Melnhof Karton AG	1.8%
Scottish & Southern Energy plc	1.7%
United Utilities plc	1.6%
Toyota Motor Corp.	1.6%
Total	19.9%

Asset Allocation

Stocks	94%
Bonds & Notes	4%
Cash & Cash Equivalents	2%
100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

GD represents gross dividends.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics

March 31, 2003

Average Annual Total Returns

Class A Shares
One year	(24.74%)
Five year	(9.11%)
Ten year	1.13%

Class B Shares
One year	(26.03%)
Five year	(9.56%)
Since inception	(9.55%)
(4/1/98)

Class C Shares
One year	(22.67%)
Five year	(9.16%)
Since inception	(1.76%)
(3/1/94)

Class I Shares
One year	(20.22%)
Since inception	(8.86%)
(3/1/99)

Rally ended by threats of war

The rally proved all too fleeting, however. In December, threats of war and rising oil prices hit the markets hard. During the first quarter of 2003, rising tensions and then war in Iraq continued to punish equities. Stock markets hit their lows in mid-March, just around the third anniversary of the peak, which now seems so long ago. The UK FTSE Index set a record with a 10-day losing streak. European markets touched six- or seven-year lows, with dividend yields exceeding government bond yields. The Japanese Nikkei Index hit a twenty-year low, under 8000.

The actual arrival of war halted this fall. Hedge funds unwound short positions, and stock markets rebounded strongly as at least one uncertainty was cleared. The period ended with volatile swings in response to the latest battlefield news.

Specific markets summary

Even without the effects of war, economic news was anemic at best. The Christmas season was weak for retailers, and chip makers and other cyclical companies continued to struggle. European markets still worked through the aftermath of the bubble. Three big fallen angels -- Deutsche Telekom, France Telecom, and Vivendi Universal -- reported losses in excess of 20 billion euros, driven by asset write-downs. France Telecom, Vivendi, and other companies were forced to tap capital markets with secondary share offerings or junk bond issues.

Europe eked out a positive return for the period -- it was Japan that dragged foreign stocks into negative territory. Gloom about the Japanese economy deepened, and large financial stocks were particularly hard hit. Sumitomo Mitsubushi Financial Group and Mizuho were forced to raise additional capital in preparation for fiscal-year-end book closing. A new governor was appointed at the Japanese Central Bank, but the choice was an establishment candidate and did little to encourage markets.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum  front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Fund effective March 2002. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio strengths and weaknesses

On the upside

The most successful stock pick was Austrian recycled-carton-board manufacturer Mayr-Melnhof Karton, a cheap stock trading at near-single-digit P/E multiples that benefited from strong performance by the Austrian market, which was the best performing developed market over the period.

A different kind of value stock that boosted performance was Dutch Telecom, KPN.  At the peak of the bubble, this stock was highly leveraged and overvalued, and its share price collapsed over the subsequent two years. However, more recently the company has brought in new management and worked diligently to reduce debt. KPN was one of the best performing stocks of last year.

While KPN has been a holding throughout the period, one of the major changes in the portfolio has been to increase weight in other Telecom stocks as valuation has become more attractive and sector momentum has improved.

Portfolio Statistics

Country Allocation
% of Equity Securities
	3/31/03	9/30/02
Argentina	0.1%	--
Australia	5.3%	3.1%
Austria	1.9%	1.9%
Belgium	1.1%	0.6%
Brazil	0.8%	0.8%
Canada	1.7%	2.0%
Chile	0.1%	--
Czech Republic	0.5%	1.0%
Denmark	0.5%	0.6%
Finland	0.5%	2.4%
France	7.3%	7.2%
Germany	2.3%	4.3%
Greece	0.3%	0.3%
Hong Kong	0.7%	0.4%
Hungary	0.4%	--
Indonesia	0.5%	1.3%
India	1.0%	--
Ireland	2.6%	2.3%
Israel	0.4%	--
Italy	2.7%	2.1%
Japan	17.9%	18.6%
Korea	1.1%	2.2%
Mexico	0.8%	0.3%
Netherlands	7.5%	5.4%
Norway	0.6%	0.7%
Philippines	0.1%	--
Poland	0.3%	--
Portugal	0.3%	--
Russia	0.3%	--
Singapore	0.4%	0.8%
South Africa	1.6%	1.1%
Spain	2.1%	3.2%
Sweden	1.5%	1.9%
Switzerland	4.1%	2.7%
Taiwan	0.9%	1.2%
Thailand	0.8%	2.0%
Turkey	0.2%	--
United Kingdom	26.3%	26.9%
United States	2.5%	2.7%
	100%	100%

The portfolio also benefited from more defensive holdings like Japan's Yamanouchi Pharmaceutical, Swiss Telecom, Swisscom, and Scottish Power. Italian toll-road operator Autostrade was a strong performer based on a buyout offer. In addition, Brazilian stocks Tele Norte Leste and Unibanco benefited from a strong recovery in that market, as investors became more confident in the new government.

On the downside

Less successful picks were largely financial stocks as well as auto stocks Mazda Motor and Volkswagen. Auto stocks have fallen deeply out of favor and present some attractive values, but it will take far more significant signs of a turn in the economy to realize these.

The portfolio held a position in Mizuho bank that held back performance, as the bank was forced to raise new capital. Financials, Abbey National, and ING Group, also struggled. In addition, not holding Vodafone earlier in the period hurt relative returns, as that Telecom stock was one of the largest and best performing stocks in the Index.

The role of sectors

Aggregate industry selection was not a major driver of return.  Overweighting Telecom and Utility stocks added some value. But this was largely offset by overweights to Financials and an underweight in Energy stocks. A slightly smaller capitalization profile than the Index was a neutral factor, while a tilt towards value stocks -- stocks having low price-to-book ratios -- was a mild negative.

Country selection helped performance

In addition to allocations in Austria and Brazil, the portfolio benefited from exposure to Thailand, South Africa, Canada, and Taiwan. The benefit was partly offset by an allocation to the Netherlands and an underweight in Spain. The Netherlands suffered from the fallout of revelations of accounting improprieties at Royal Dutch Ahold. While our portfolio did not hold this stock, Dutch stocks we did have, like ING, suffered knock-on effects. Spain performed strongly as a result of the rebound in Latin American markets.

Outlook

Because European markets in particular fell more sharply in response to the war buildup than seems merited by actual fundamentals, many stocks are quite cheap and stock markets positioned to recover strongly when economic conditions improve. A satisfactory resolution of geopolitical tensions would certainly improve investor sentiment. However, unless it's accompanied by real improvement in the global economy, it's likely to be a short-term boost.

Still, encouraging progress is being made to restructure some of the worst destroyers of value during the TMT bubble. And, shares have fallen enough to make the valuation-based outlook the most positive it has been in years. This is not the time to abandon equities -- an economic improvement is not always easy to forecast until after it is well under way, and stocks have rebounded significantly.

May 2003

Statement of Net Assets

March 31, 2003

Equity Securities - 94.2%	Shares	Value
Argentina - 0.1%
Grupo Financiero Galicia SA* (ADR)	6,200	$15,810
Telecom Argentina SA* (ADR)	12,700	47,498
		63,308

Australia - 5.0%
Australia and New Zealand Banking Group Ltd	139,582	1,513,511
National Australia Bank Ltd	153,157	2,959,263
Qantas Airways Ltd	319,139	573,208
Tabcorp Holdings Ltd	80,884	489,146
Telstra Corp Ltd	287,114	706,683
Westpac Banking Corp.	107,477	980,150
		7,221,961

Austria - 1.8%
Mayr-Melnhof Karton AG	31,401	2,531,442

Belgium - 1.0%
Agfa-Gevaert NV	15,092	296,146
Fortis	92,490	1,201,869
		1,498,015

Brazil - 0.7%
Gerdau SA (ADR)	12,100	110,715
Tele Norte Leste Participacoes SA (ADR)	59,200	488,400
Unibanco Uniao de Bancos Brasileiros SA (GDR)	30,900	447,123
		1,046,238

Canada - 1.6%
Magna International, Inc.	23,100	1,206,086
Royal Bank of Canada	26,600	1,034,243
		2,240,329

Chile - 0.1%
Cia de Telecomunicaciones de Chile SA (ADR)	7,800	73,476

Czech Republic - 0.4%
Ceske Radiokomunikace AS (GDR)	33,100	205,220
Cesky Telecom AS (GDR)	39,600	407,880
		613,100

Denmark - 0.5%
Tele Danmark AS	30,798	725,696

Finland - 0.5%
Sampo Oyj	109,900	670,922

France - 6.9%
BNP Paribas	48,924	$1,957,376
France Telecom SA	59,112	1,204,401
France Telecom SA, Warrants Exp. 4/4/03*	59,112	231,987
Groupe Danone	12,013	1,515,204
JC Decaux SA *	92,258	875,003
L'OREAL SA	30,023	1,816,491
Societe Generale Routiere	43,992	2,269,367
		9,869,829

Germany - 2.2%
Deutsche Telekom AG	104,500	1,151,738
Volkswagen AG	63,200	2,011,806
		3,163,544

Greece - 0.3%
National Bank of Greece SA	41,965	412,648

Hong Kong - 0.7%
Bank of East Asia Ltd	373,200	684,248
Swire Pacific Ltd	81,500	321,843
		1,006,091

Hungary - 0.4%
OTP Bank Ltd (GDR)	28,000	546,000

India - 1.0%
Bajaj Auto Ltd (GDR)	25,775	261,616
ICICI Bank Ltd (ADR)	24,100	151,830
Ranbaxy Laboratories Ltd (GDR)	25,200	360,360
Satyam Computer Services Ltd	23,500	194,580
State Bank of India Ltd (GDR)	30,200	434,880
		1,403,266

Indonesia - 0.4%
Unilever Indonesia	308,100	623,019

Ireland - 2.4%
Allied Irish Banks plc	130,759	1,803,219
Bank of Ireland	159,322	1,686,480
		3,489,699

Israel - 0.4%
Teva Pharmaceutical Industries Ltd (ADR)	13,600	566,440

Italy - 2.6%
Seat Pagine Gialle SpA	866,348	556,280
Telecom Italia Mobile SpA	320,529	1,306,848
Telecom Italia SpA:
Di Risp	195,783	823,851
Ordinary	147,346	1,015,177
		3,702,156

Japan - 16.9%
Acom Co. Ltd	24,382	$640,137
DAI Nippon Printing Co. Ltd	131,000	1,258,132
DaiiChi Pharm Co.	116,000	1,560,093
Daiwa House Industries Co. Ltd	141,000	815,609
Denso Corp.	68,000	997,468
Fuji Photo Film Co. Ltd	32,000	986,492
KDDI Corp.	311	921,872
Mazda Motor Corp.	629,067	1,134,798
Mitsui Trust Holdings, Inc.	505,000	906,712
Mizuho Financial Group, Inc.	479	392,693
Nippon Express Co. Ltd	328,000	1,322,278
Nippon Telegraph & Telephone Corp.	375	1,279,907
Nitto Denko Corp.	26,000	698,031
Olympus Optical Co. Ltd.	38,000	591,844
Resona Holdings, Inc.	798,000	385,230
Rohm Co.	9,200	1,001,228
Shiseido Co. Ltd	54,000	531,425
Sony Corp.	51,300	1,824,773
Takefuji Corp.	27,090	1,296,282
Terumo Corp.	70,700	1,023,301
Tokyo Electron Ltd	12,800	503,002
Toyota Motor Corp.	102,700	2,291,886
Yamanouchi Pharmaceutical Co. Ltd	72,000	1,884,226
		24,247,419

Korea - 1.0%
Kookmin Bank (ADR)	18,100	416,300
KT Corp. (ADR)	33,600	576,912
SK Telecom Co. Ltd (ADR)	37,200	506,664
		1,499,876

Mexico - 0.8%
America Movil, SA de CV (ADR)	21,000	280,770
Empresas ESM, SA de CV #+##	2,989	350,000
Telefonos de Mexico, SA de CV (ADR)	17,100	508,212
		1,138,982

Netherlands - 7.0%
Aegon NV	108,640	814,825
ING Groep NV	146,038	1,685,963
Koninklijke KPN NV *	456,369	2,925,363
Philips Electronics NV	93,775	1,471,073
Unilever NV	54,013	3,212,028
		10,109,252

Norway - 0.5%
DNB Holding ASA *	199,800	788,410

Philippines - 0.1%
Globe Telecom, Inc.	19,001	200,571

Poland - 0.3%
Telekomunikacja Polska SA* (GDR)	165,200	470,820

Equity Securities - Cont'd
Portugal - 0.3%
Portugal Telecom SGPS SA	62,241	$430,860

Russia - 0.3%
Vimpel-Communications (ADR)	12,000	414,000

Singapore - 0.3%
Haw Par Corp. Ltd	21,006	39,046
United Overseas Bank Ltd	75,000	437,789
		476,835

South Africa - 1.5%
Alexander Forbes Ltd	154,800	202,933
BIDVest Group Ltd	66,900	338,097
Community Growth Fund	894,098	269,709
Investec Group Ltd	17,387	168,472
Nedcor Ltd	28,823	321,266
Old Mutual plc.	268,800	326,505
Pick 'n Pay Holdings Ltd	61,200	38,758
Pick 'n Pay Stores Ltd	83,000	127,206
Venfin Ltd*	177,600	341,924
		2,134,870

Spain - 1.9%
Banco Popular Espanol SA	19,793	854,463
Gas Natural SDG SA	115,854	1,929,837
		2,784,300

Sweden - 1.4%
Hennes & Mauritz AB *	58,850	1,236,768
SKF AB, Series B	33,000	845,464
		2,082,232

Switzerland - 3.8%
Givaudan AG	2,230	850,120
Swisscom AG	10,235	3,141,844
Zurich Financial Services AG	17,802	1,512,489
		5,504,453

Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd (ADR)*	93,560	639,951
United Microelectronics Corp. (ADR)*	169,625	510,571
		1,150,522

Thailand - 0.8%
Bangkok Bank PCL	214,000	269,653
Charoen Pokphand Foods PCL	390,000	30,214
Electricity Generating PCL	30,000	27,126
Land & Houses PCL	2,825,600	494,505
National Finance PCL	1,165,900	315,586
		1,137,084

Turkey - 0.2%
Turkcell Iletisim Hizmet AS (ADR)	23,300	$291,250

United Kingdom - 24.8%
Abbey National Benefit Consultants Ltd	225,028	1,169,222
Aviva plc	232,867	1,294,539
AWG plc	84,666	703,330
Barclays plc	368,595	2,124,745
BG Group plc	323,879	1,228,884
Boots Group plc	268,686	2,251,101
BT Group plc	914,776	2,268,188
HBOS plc (Halifax & Bank of Scotland)	74,870	767,983
HSBC Holdings plc	178,679	1,831,398
Land Securities Group plc	117,429	1,358,461
Legal & General Group plc	570,750	626,463
Marks & Spencer Group plc	183,194	815,878
Next Group plc	102,609	1,375,808
Royal & Sun Alliance Insurance Group plc	518,287	558,647
Royal Bank of Scotland Group plc	97,020	2,183,437
Scottish & Southern Energy plc	248,535	2,496,372
Scottish Power plc	473,038	2,808,979
Six Continents plc	106,204	1,010,561
Unilever plc	98,564	912,180
United Utilities plc	251,469	2,327,269
Vodafone Airtouch plc	2,157,867	3,850,948
Wolseley plc	199,223	1,610,920
		35,575,313

United States - 2.3%
Evergreen Solar, Inc. *	2,732	4,399
H2Gen Innovations, Inc.:
Series A (Preferred) #+*	251,496	251,496
Warrants Exp. 1/1/12 #+*	20,833	-
Mayer Laboratories, Inc., Warrants Exp. 12/31/07 #+*	11,538	-
Northern Power Systems, Inc.:
Series A (Preferred) #+*	1,747	8,735
Series C (Preferred) #+*	182,178	910,890
Series D (Preferred) #+*	35,000	175,000
Powerspan Corp.:
Series A (Preferred) #+*	90,909	243,750
Series B (Preferred) #+*	40,000	105,690
ProFund Internacional SA:
Common #+*	2,501	-
Preferred #+*	224,607	160,931
Proton Energy Systems, Inc.*	418,331	1,029,094
RF Technology, Inc.:##
Series A (Preferred) #+*	53,844	40,383
Warrants Exp. 7/16/04 #+*	15,384	-
SMARTTHINKING, Inc., Series A #+*	424,016	31,050
Soluz, Inc.:
(Common) #+*	10,250	$1
Warrants Exp. 6/1/04 #+*	3,125	-
Wellspring International, Inc.:
Series A (Preferred) #+*	129,032	116,223
Series B (Preferred) #+*	108,268	112,171
Series C (Preferred) #+*	277,778	150,000
Warrants Exp. 2/16/03 #+*	59,500	-
		3,339,813

Total Equities (Cost $157,879,956)		135,244,041

	Adjusted
Limited Partnership Interest - 0.8%	Basis
SEAF Central & Eastern European Growth Fund LLC #+*##	$737,050	687,902
Solar Development Capital Ltd #+*	32,500	2,746
Sustainable Asset Management AG #+*	434,066	334,357
Terra Capital Investments, Inc. #+*	280,800	111,145

Total Limited Partnership Interest (Cost $1,428,943)		1,136,150

	Principal
Corporate Notes - 0.1%	Amount
Soluz Dominicana, Inc., 9.00%, 12/31/03 #+*	$150,000	75,000
Mayer Laboratories, Inc., 6.00%, 12/31/2003 #+	135,000	101,250

Total Corporate Notes (Cost $285,000)		176,250

High Social Impact Investments - 2.6%
Calvert Foundation Community Investment Note, 2.50%, 7/1/05 #+	3,738,819	3,712,250

Total High Social Impact Investments (Cost $3,738,819)		3,712,250

Certificates of Deposit - 0.1%
Self Help Credit Union, 1.36%, 2/23/04 #**	100,000	100,000
Shore Bank, 2.20%, 3/15/04 #**	100,000	99,820

Total Certificates of Deposit (Cost $200,000)		199,820

U.S. Government Agencies
and Instrumentalities - 0.8%
U.S. Treasury Bills:
1.67%, 4/24/03	1,100,000	1,099,149
1.66%, 4/24/03	30,000	29,977

Total U.S. Government Agencies
and Instrumentalities (Cost $1,129,126)		1,129,126

TOTAL INVESTMENTS (Cost $164,661,844) - 98.6%		141,597,637
Other assets and liabilities, net 1.4%		1,980,730
Net Assets - 100%		$143,578,367

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $0.01 par value share authorized for
Classes A, B, C and I combined:
Class A : 10,787,415 shares outstanding		$180,829,099
Class B : 398,643 shares outstanding		8,013,901
Class C : 695,262 shares outstanding		12,431,899
Class I : 465,624 shares outstanding		17,506,547
Distributions in excess of net investment income		(104,872)
Accumulated net realized gain (loss) on investments
and foreign currencies		(52,424,639)
Net unrealized appreciation (depreciation) on investments
and assets and liabilities in foreign currencies		(22,673,568)
Net Assets		$143,578,367

Net Asset Value Per Share
Class A (based on net assets of $126,148,510)		$11.69
Class B (based on net assets of $4,376,223)		$10.98
Class C (based on net assets of $7,402,981)		$10.65
Class I (based on net assets of $5,650,653)		$12.14

Abbreviations:

ADR: American Depository Receipt

GDR: Global Depository Receipt

PCL:   Public Company Limited

*        Non-income producing.

#        This security was valued by the Board of Directors. See Note A.

+        Restricted securities represent 5.4% of net assets of the Fund.

**       These certificates of deposit are fully insured by agencies of the federal government.

##      Affiliated company.

See notes to financial statements.

Forward Foreign Currency Contracts, Open at March 31, 2003

						Unrealized
						Appreciation/
Contracts to Receive/ Deliver		In Exchange For		Settlement	Contract Value	Depreciation
				Date	(US$)	(US$)
Purchases
Australian Dollar	3,707,274	US Dollars	$2,000,000	28-Apr-03	$2,236,004	$236,004
Swiss Franc	1,567,080	US Dollars	1,135,565	26-Sep-03	1,162,804	27,239
Swiss Franc	4,689,370	US Dollars	3,398,094	26-Sep-03	3,479,606	81,512
Swiss Franc	2,897,400	US Dollars	2,113,348	26-Sep-03	2,149,928	36,580
Euro	10,500,324	US Dollars	11,095,692	26-Sep-03	11,378,518	282,826
Euro	1,366,192	US Dollars	1,444,065	26-Sep-03	1,480,454	36,389
Euro	752,254	US Dollars	795,132	26-Sep-03	815,169	20,037
British Pound	941,950	US Dollars	1,500,000	26-Sep-03	1,470,439	(29,561)
British Pound	1,301,816	US Dollars	2,021,851	26-Sep-03	2,032,989	11,138
British Pound	662,443	US Dollars	1,030,762	26-Sep-03	1,034,508	3,746
British Pound	2,172,999	US Dollars	3,383,360	26-Sep-03	3,393,476	10,116
Japanese Yen	307,415,000	US Dollars	2,500,000	28-Apr-03	2,606,137	106,137
Japanese Yen	110,961,000	US Dollars	898,310	28-Apr-03	940,682	42,372
Japanese Yen	356,505,000	US Dollars	3,000,000	28-Apr-03	3,022,302	22,302
Japanese Yen	36,381,600	US Dollars	300,000	28-Apr-03	308,428	8,428
Total Purchases						$895,265
Sales
Australian Dollar	901,388	US Dollars	$500,000	28-Apr-03	$543,663	($43,663)
Australian Dollar	1,796,009	US Dollars	1,000,000	28-Apr-03	1,083,244	(83,244)
Australian Dollar	1,198,015	US Dollars	700,000	28-Apr-03	722,570	(22,570)
Swiss Franc	1,062,600	US Dollars	800,000	26-Sep-03	788,470	11,530
Swiss Franc	672,400	US Dollars	500,000	26-Sep-03	498,934	1,066
Swiss Franc	149,814	US Dollars	108,482	26-Sep-03	111,165	(2,683)
Swiss Franc	953,684	US Dollars	696,120	26-Sep-03	707,653	(11,533)
Euro	2,837,009	US Dollars	3,100,000	26-Sep-03	3,074,283	25,717
Euro	740,830	US Dollars	800,000	26-Sep-03	802,789	(2,789)
Euro	950,841	US Dollars	1,005,039	26-Sep-03	1,030,365	(25,326)
Euro	2,139,037	US Dollars	2,271,658	26-Sep-03	2,317,936	(46,278)
Euro	1,342,143	US Dollars	1,425,356	26-Sep-03	1,454,393	(29,037)
Euro	1,172,572	US Dollars	1,245,858	26-Sep-03	1,270,640	(24,782)
British Pound	970,309	US Dollars	1,500,000	26-Sep-03	1,515,288	(15,288)
British Pound	2,295,711	US Dollars	3,567,535	26-Sep-03	3,585,110	(17,575)
British Pound	5,325,108	US Dollars	8,296,518	26-Sep-03	8,315,984	(19,466)
Japanese Yen	371,160,000	US Dollars	3,000,000	28-Apr-03	3,146,541	(146,541)
Japanese Yen	23,788,000	US Dollars	192,455	28-Apr-03	201,665	(9,210)
Japanese Yen	96,944,000	US Dollars	784,972	28-Apr-03	821,851	(36,879)
Japanese Yen	36,498,000	US Dollars	300,000	28-Apr-03	309,415	(9,415)
Japanese Yen	297,400,000	US Dollars	2,500,000	28-Apr-03	2,521,234	(21,234)
Swedish Krona	1,924,940	US Dollars	220,358	26-Sep-03	224,724	(4,366)
Total Sales						($533,566)
Total Net Unrealized Appreciation						$361,699

See notes to financial statements.
			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
DAX Index	28	6/03	1,863,770	($99,681)
TSE Topix Index	32	6/03	2,103,557	14,842
SGX SMISCI Index	41	4/03	714,942	(32,073)
Total Purchased				($116,912)

Sold:
FTSE 100 Index	62	6/03	3,540,261	$118,549
Total Sold				$118,549

Restricted securities	Acquisition Dates	Cost
Calvert Foundation Community Investment Note,
2.50%, 7/1/05	07/01/02 - 01/21/03	$3,738,819
Empresas ESM, SA de CV	10/25/01 - 10/29/02	350,000
H2Gen Innovations, Inc.:
Series A (Preferred)	12/30/02	251,496
Warrants, Exp. 1/1/12	11/07/02	-
Mayer Laboratories, Inc.:
Note, 6.00%, 12/31/03	12/31/02	135,000
Warrants Exp. 12/31/07	01/21/03	-
Northern Power Systems, Inc.:
Series A (Preferred)	09/20/01	4,368
Series C (Preferred)	10/20/98 - 09/20/01	255,445
Series D (Preferred)	01/31/01	175,000
Powerspan Corp.:
Series A (Preferred)	08/20/97	250,000
Series B (Preferred)	10/05/99	200,000
ProFund Internacional SA:
Common	08/29/95 - 05/25/99	2,501
Preferred	08/29/95 - 05/25/99	224,606
RF Technology, Inc.:
Series A (Preferred)	07/16/99 - 03/23/01	299,990
Warrants Exp. 7/16/04	03/23/01	50,000
SEAF Central & Eastern European Growth Fund LLC	08/10/00 - 12/04/02	732,142
SMARTTHINKING, Inc., Series A	09/19/00	250,000
Solar Development Capital Ltd	04/30/01 - 03/06/02	32,500
Soluz, Inc.:
Common	08/14/97 - 05/14/99	140,000
Warrants Exp. 6/1/04	05/20/99	-
Soluz Dominicana, Inc., 9.00%, 12/31/03	08/14/97	110,000
Sustainable Asset Management AG	07/19/01 - 02/21/03	383,501
Terra Capital Investments, Inc.	11/23/98 - 02/21/03	280,880
Wellspring International, Inc.:
Series A (Preferred)	03/23/00	200,000
Series B (Preferred)	11/28/00 - 06/22/01	275,000
Series C (Preferred)	10/30/02 - 11/22/02	150,000
Warrants Exp. 2/16/03	08/16/02	11,900

See notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2003

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $179,545)	$1,485,085
Interest income	38,604
Total investment income	1,523,689

Expenses:
Investment advisory fee	571,066
Transfer agency fees and expenses	274,915
Distribution Plan expenses:
Class A	167,576
Class B	22,923
Class C	37,554
Directors' fees and expenses	22,282
Administrative fees	260,369
Custodian fees	142,654
Registration fees	24,340
Reports to shareholders	77,564
Professional fees	18,062
Miscellaneous	38,594
Total expenses	1,657,889
Reimbursement from Advisor:
Class A	(51,211)
Class B	(1,751)
Class C	(2,869)
Class I	(11,788)
Fees paid indirectly	(4,569)
Net expenses	1,585,711

Net Investment Income (Loss)	(62,022)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(9,078,405)
Foreign currency transactions	742,548
Futures	(1,391,306)
(9,727,163)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	6,335,814
Assets and liabilities denominated in foreign currencies	301,424
Futures	(12,800)
6,624,438

Net Realized and Unrealized Gain
(Loss)	(3,102,725)

Increase (Decrease) in Net Assets
Resulting From Operations	($3,164,747)

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($62,022)	$187,631
Net realized gain (loss)	(9,727,163)	(35,243,739)
Change in unrealized appreciation or (depreciation)	6,624,438	14,771,208

Increase (Decrease) in Net Assets
Resulting From Operations	(3,164,747)	(20,284,900)

Distributions to shareholders from
Net realized gain:
Class A Shares	--	(855,302)
Class B Shares	--	(27,385)
Class C Shares	--	(45,320)
Class I Shares	--	(126,199)
Net investment income:
Class A Shares	(648,788)	--
Class B Shares	(22,214)	--
Class C Shares	(36,190)	--
Class I Shares	(30,094)	--
Total distributions	(737,286)	(1,054,206)

Capital share transactions:
Shares sold:
Class A Shares	48,424,655	77,599,181
Class B Shares	611,721	1,525,730
Class C Shares	1,230,784	3,655,045
Class I Shares	76,887	2,148,284
Shares issued from merger (See Note A):
Class A	--	1,830,011
Reinvestment of distributions:
Class A Shares	594,399	792,023
Class B Shares	19,388	24,505
Class C Shares	33,032	41,796
Class I Shares	29,276	119,566
Redemption fees:
Class A Shares	41,673	255,963
Shares redeemed:
Class A Shares	(49,420,616)	(85,362,691)
Class B Shares	(527,658)	(941,648)
Class C Shares	(619,210)	(2,994,487)
Class I Shares	(288,598)	(16,418,101)
Total capital share transactions	205,733	(17,724,823)

Total Increase (Decrease) in Net Assets	(3,696,300)	(39,063,929)

Net Assets
Beginning of period	147,274,667	186,338,596
End of period (including undistributed (distributions in excess of)
net investment income of ($104,872) and $694,436, respectively.)	$143,578,367	$147,274,667

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2003	2002
Shares sold:
Class A Shares	3,918,739	5,481,345
Class B Shares	52,151	112,282
Class C Shares	108,493	280,228
Class I Shares	5,864	160,346
Shares issued from merger (See Note A):
Class A	--	144,323
Reinvestment of distributions:
Class A Shares	47,177	52,912
Class B Shares	1,633	1,710
Class C Shares	2,865	3,022
Class I Shares	2,243	7,789
Shares redeemed:
Class A Shares	(4,013,461)	(6,002,043)
Class B Shares	(45,541)	(70,431)
Class C Shares	(55,893)	(231,619)
Class I Shares	(22,462)	(1,269,402)
Total capital share activity	1,808	(1,329,538)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

On September 13, 2002, the net assets of the Calvert South Africa Fund merged into the Calvert World Values International Equity Fund. The merger was accomplished by a tax-free exchange of 144,323 Class A shares of the International Equity Fund (valued at $1,830,011) for 168,200 Class A shares of the South Africa Fund outstanding at September 13, 2002.  The South Africa Fund's net assets at that date, including $274,438 of unrealized depreciation and $5,638,571 of net realized loss were combined with those of the International Equity Fund.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2003, $7,880,790, or 5.5% of net assets, were valued by the Board of Directors.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date.  Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract.  While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract.  The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities:  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date.  Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates  on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Forward Currency Contracts:  The Fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: In an effort to minimize the effect of any market timers, the Fund charges a redemption fee to shareholders upon the redemption of certain large-ticket purchases redeemed within 30 days of purchase. The fee, which is payable to the Fund, is equal to 2% of redemption proceeds, on purchases in excess of $100,000 that are redeemed or exchanged out of the Fund in less than 30 days.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $174,526 was payable at period end.

The Advisor contractually reimbursed the Fund for expenses of $67,619 for the six months ended March 31, 2003. Effective February 1, 2003, the contractual expense cap became 1.10% for Class I shares.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.0% and 1.0% annually of average daily net assets of each Class A, Class B and

Class C shares, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $37,512 was payable at period end.

The Distributor received $22,665 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2003.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $65,771 for the six months ended March 31, 2003. Under the terms of the agreement, $11,147 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class B and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $42,582 was payable at period end.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $9,500 plus $500 for each Board and Committee meeting attended. An additional fee of $5,000 annually is paid to the Lead Independent Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $61,393,193 and $57,903,593, respectively.

The cost of investments owned at March 31, 2003 for federal income tax purposes was $164,576,398. Net unrealized depreciation aggregated $22,978,761, of which $5,136,927 related to appreciated securities and $28,115,688 related to depreciated securities. Net capital loss carryforwards of $633,283 (from Calvert South Africa Fund) and $8,132,920 expire on September 30, 2009 and September 30, 2010, respectively.

The Fund's use of net capital loss carryforwards from Calvert South Africa Fund may be limited under certain tax provisions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2003.

For the six months ended March 31, 2003, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$146,816	1.87%	$3,394,823	March 2003

Note E -- Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.  Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
Empresas ESM, SA de CV	$350,000	$350,000
RF Technology, Inc.	349,990	40,383
SEAF Central & Eastern European Growth Fund LLC	732,142	687,902
TOTALS	$1,432,132	$1,078,285

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$11.99	$13.65	$21.77
Income from investment operations
Net investment income (loss)	--	.01	.01
Net realized and unrealized gain (loss)	(.24)	(1.59)	(6.75)
Total from investment operations	(.24)	(1.58)	(6.74)
Distributions from
Net realized gains	(.06)	(.08)	(1.38)
Total distributions	(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value	(.30)	(1.66)	(8.12)
Net asset value, ending	$11.69	$11.99	$13.65

Total return*	(2.03%)	(11.69%)	(32.93%)
Ratios to average net assets:
Net investment income (loss)	(.03%) (a)	.06%	.07%
Total expenses	2.11% (a)	2.02%	1.85%
Expenses before offsets	2.03% (a)	2.00%	1.85%
Net expenses	2.03% (a)	1.99%	1.83%
Portfolio turnover	41%	106%	93%
Net assets, ending (in thousands)	$126,149	$129,887	$152,278

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2000	1999	1998
Net asset value, beginning	$21.89	$18.57	$22.06
Income from investment operations
Net investment income	(.03)	.01	.06
Net realized and unrealized gain (loss)	.87	4.94	(2.11)
Total from investment operations	.84	4.95	(2.05)
Distributions from
Net investment income	--	(.07)	(.06)
Net realized gains	(.96)	(1.56)	(1.38)
Total distributions	(.96)	(1.63)	(1.44)
Total increase (decrease) in net asset value	(.12)	3.32	(3.49)
Net asset value, ending	$21.77	$21.89	$18.57

Total return*	3.36%	27.53%	(9.29%)
Ratios to average net assets:
Net investment income (loss)	(.15%)	.04%	.27%
Total expenses	1.81%	1.87%	1.86%
Expenses before offsets	1.81%	1.87%	1.86%
Net expenses	1.73%	1.83%	1.80%
Portfolio turnover	76%	82%	84%
Net assets, ending (in thousands)	$238,646	$231,516	$195,192

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$11.33	$13.09	$21.20
Income from investment operations
Net investment income (loss)	(.07)	(.16)	(.18)
Net realized and unrealized gain (loss)	(.22)	(1.52)	(6.55)
Total from investment operations	(.29)	(1.68)	(6.73)
Distributions from:
Net realized gains	(.06)	(.08)	(1.38)
Total distributions	(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value	(.35)	(1.76)	(8.11)
Net asset value, ending	$10.98	$11.33	$13.09

Total return*	(2.62%)	(12.96%)	(33.82%)
Ratios to average net assets
Net investment income (loss)	(1.41%) (a)	(1.22%)	(1.13%)
Total expenses	3.50% (a)	3.33%	3.08%
Expenses before offsets	3.43% (a)	3.31%	3.08%
Net expenses	3.42% (a)	3.31%	3.06%
Portfolio turnover	41%	106%	93%
Net assets, ending (in thousands)	$4,376	$4,424	$4,542

		Periods Ended
	September 30,	September 30,	September 30,
Class B Shares	2000	1999	1998**
Net asset value, beginning	$21.56	$18.48	$21.83
Income from investment operations
Net investment income (loss)	(.23)	(.15)	(.05)
Net realized and unrealized gain (loss)	.83	4.79	(3.30)
Total from investment operations	.60	4.64	(3.35)
Distributions from:
Net realized gains	(.96)	(1.56)	----
Total distributions	(.96)	(1.56)	----
Total increase (decrease) in net asset value	(.36)	3.08	(3.35)
Net asset value, ending	$21.20	$21.56	$18.48

Total return*	2.28%	25.84%	(15.35%)
Ratios to average net assets:
Net investment income (loss)	(1.29%)	(1.20%)	(.99%)(a)
Total expenses	3.04%	3.62%	6.11%(a)
Expenses before offsets	3.04%	3.20%	3.22%(a)
Net expenses	2.96%	3.16%	3.16%(a)
Portfolio turnover	76%	82%	84%
Net assets, ending (in thousands)	$5,577	$3,133	$879

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$10.97	$12.64	$20.46
Income from investment operations
Net investment income (loss)	(.02)	(.12)	(.14)
Net realized and unrealized gain (loss)	(.24)	(1.47)	(6.30)
Total from investment operations	(.26)	(1.59)	(6.44)
Distributions from:
Net realized gains	(.06)	(.08)	(1.38)
Total distributions	(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value	(.32)	(1.67)	(7.82)
Net asset value, ending	$10.65	$10.97	$12.64

Total return*	(2.45%)	(12.71%)	(33.62%)
Ratios to average net assets:
Net investment income (loss)	(1.05%) (a)	(.95%)	(.89%)
Total expenses	3.16% (a)	3.05%	2.81%
Expenses before offsets	3.08% (a)	3.04%	2.81%
Net expenses	3.08% (a)	3.03%	2.79%
Portfolio turnover	41%	106%	93%
Net assets, ending (in thousands)	$7,403	$7,021	$7,434

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2000	1999	1998
Net asset value, beginning		$20.81	$17.83	$21.39
Income from investment operations
Net investment income (loss)		(.22)	(.17)	(.13)
Net realized and unrealized gain (loss)		.83	4.71	(2.05)
Total from investment operations	.	.61	4.54	(2.18)
Distributions from
Net realized gains		(.96)	(1.56)	(1.38)
Total distributions		(.96)	(1.56)	(1.38)
Total increase (decrease) in net asset value		(.35)	2.98	(3.56)
Net asset value, ending		$20.46	$20.81	$17.83

Total return*		2.41%	26.25%	(10.22%)
Ratios to average net assets:
Net investment income (loss)		(1.06%)	(.92%)	(.79%)
Total expenses		2.75%	2.83%	2.91%
Expenses before offsets		2.75%	2.83%	2.91%
Net expenses		2.67%	2.80%	2.85%
Portfolio turnover		76%	82%	84%
Net assets, ending (in thousands)		$11,278	$9,777	$8,043

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$12.38	$13.97	$22.03
Income from investment operations
Net investment income	.09	.16	.18
Net realized and unrealized gain (loss)	(.27)	(1.67)	(6.86)
Total from investment operations	(.18)	(1.51)	(6.68)
Distributions from:
Net realized gains	(.06)	(.08)	(1.38)
Total distributions	(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value	(.24)	(1.59)	(8.06)
Net asset value, ending	$12.14	$12.38	$13.97

Total return*	(1.47%)	(10.93%)	(32.25%)
Ratios to average net assets:
Net investment income (loss)	.92% (a)	1.05%	1.09%
Total expenses	1.46% (a)	1.27%	1.19%
Expenses before offsets	1.07% (a)	1.06%	1.07%
Net expenses	1.07% (a)	1.05%	1.05%
Portfolio turnover	41%	106%	93%
Net assets, ending (in thousands)	$5,651	$5,943	$22,085

	Periods Ended
	September 30,	September 30,
Class I Shares	2000	1999#
Net asset value, beginning	$21.99	$19.91
Income from investment operations
Net investment income	.16	.15
Net realized and unrealized gain (loss)	.84	1.93
Total from investment operations	1.00	2.08
Distributions from:
Net realized gains	(.96)	--
Total distributions	(.96)	--
Total increase (decrease) in net asset value	.04	2.08
Net asset value, ending	$22.03	$21.99

Total return*	4.10%	10.45%
Ratios to average net assets:
Net investment income (loss)	.90%	1.19% (a)
Total expenses	1.28%	1.53% (a)
Expenses before offsets	1.12%	1.09% (a)
Net expenses	1.05%	1.05% (a)
Portfolio turnover	76%	82%
Net assets, ending (in thousands)	$10,114	$3,006

(a)     Annualized

*        Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales          charge.

#       From April 1, 1999 inception.

**       From March 1, 1998 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

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